Commitments	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments
(13)	COMMITMENTS

Operating Leases

In February 2010, the Company entered into an agreement to lease (Initial Lease) 8,629 square feet of office space at 810 Seventh Avenue, New York, NY with an option to expand an additional 8,629 square feet. The term of the Initial Lease began in March, 2010. In September 2010, the Company exercised its option right under the Initial Lease and entered into an agreement to lease (Lease Amendment) an additional 8,629 square feet of office space. The term of the Lease Amendment began in January 2011 and will expire in March 2021. In addition, the Lease Amendment extends the term of the Initial Lease to March 2021. The Initial Lease and the Lease Amendment provide for annual rent of $1.0 million in 2015, $1.0 million in 2016, and $1.2 million in 2017-2020. As discussed in Note 9, the Company has sub-leased this office space.

In August 2011, Delcath Systems Ltd. entered into an agreement of lease for an office and manufacturing facility located in the city of Galway, Ireland. This facility is approximately 19,200 square feet and is intended to be the location of Delcath’s European headquarters. The Lease is for a term of ten years, commencing August, 2011. The Lease provides for fixed annual lease amounts payable in advance in equal quarterly installments. The remaining annual lease amount is $0.2 million. Delcath Systems Ltd. is also required to pay for customary building operating expenses. Delcath Systems Ltd.’s payment obligations and performance of the Lease are guaranteed by Delcath. The Company has sub-leased a portion of this facility.

In September 2018, the Company entered into an amendment (the “1633 Sublease Amendment”) to a sub-lease agreement executed in March 2016 (the “1633 Sublease”) for approximately 6,877 square feet of office space at 1633 Broadway, New York, NY. The term began in April 2016 and under the terms of the 1633 Sublease Amendment is extended through February 2021 and provides for total annual base rent of $0.5 million.

In January 2019, the Company entered into an amendment (the “Park Road Lease Amendment”) to a lease agreement entered into in October 2018 (the “Park Road Lease”) for approximately 6,000 square feet of space located at 95-97 Park Road in Queensbury, New York. Under the terms of the Park Road Lease Amendment, the original two year term which began on October 31, 2018 was extended through November 2020 and provides for total annual base rent of $50,000 per year.

Future minimum lease payments, net of receipts due under the terms of subleases, under all operating leases at December 31, 2018 are as follows:

(in thousands)	Future Lease Payment
2019	885
2020	916
2021	348

$2,149

For the years ended December 31, 2018 and 2017 rent expense, net of receipts under the terms of subleases, totaled approximately $0.6 million and $0.6 million, respectively.

Litigation

As previously reported, on March 26, 2019, the Company commenced an action (the “Action”) in the Commercial Division of the Supreme Court for the State of New York, County of New York, styled as Delcath Systems, Inc., v. Iroquois Capital Investment Group LLC, Iroquois Master Fund Ltd., L1 Capital Global Opportunities Master Fund and First Fire Global Opportunities Fund LLC (Index No. 651749/2019). The Action seeks expedited equitable relief in the form of reformation and a declaratory judgement to remedy a scrivener’s error in the Series D Warrants issued in the Company’s February 2018 public offering such that those warrants do not contain a price and quantity ratchet upon a sale of Company securities at a price lower than the offering price in the February 2018 offering. The defendant, L1 Capital Global Opportunities Master Fund, settled with the Company by exchanging its Series D Warrants for Company Common Stock on a one-for-one basis, which is the same ratio for which other investors in the February 2018 round exchanged their Series D Warrants in December 2018. The Company and the remaining defendants in the Action, Iroquois Capital Investment Group LLC, Iroquois Master Fund Ltd. and First Fire Global Opportunities Fund LLC, entered into a settlement agreement on April 18, 2019, the full text of which is annexed as Exhibit 10.42 to our Annual Report on Form 10-K, pursuant to which such defendants surrendered the Series D Warrants and waived all rights granted to them by or in connection with the Series D Warrants and all rights afforded to them to participate in the Company’s future Common Stock offerings. In consideration therefor, pursuant to the settlement agreement, (i) the Company paid one-fifth of the reasonable fees and expenses of defendants’ counsel incurred in connection with the Action and negotiation of the settlement agreement, the total of which shall not exceed $50,000 (the “Settlement Fees”) and (ii) subject to the Company securing and closing certain contemplated financing, the Company agreed to pay to the defendants $400,000 and the remaining Settlement Fees.

As previously reported, on July 27, 2018, Hudson Bay Master Fund Ltd. filed a summons and complaint against the Company in the New York State Supreme Court, New York County alleging breaches by the Company of Hudson Bay’s rights of participation in future Company offerings granted in the September 2017 Securities Purchase Agreement between the Company and Hudson Bay and in the February 2018 Securities Purchase Agreement among, inter alia, the Company and Hudson Bay. In terms of relief sought, Hudson Bay claimed both monetary damages (which it claims to be in excess of $1 million) and specific performance. The Company denied any liability with respect to the claims set forth in the lawsuit. As previously reported, on January 4, 2019, the Company was notified by its litigation counsel that on December 28, 2018, the Suit was dismissed with prejudice by the filing of a Stipulation for Discontinuance in the New York State Supreme Court, New York County.

On May 9, 2018, the Company received a Demand Letter from a vendor for an outstanding balance owed at that time of $2.1 million. The Company has worked with the vendor since that time to establish a payment plan for the balance owed.

Letters of Credit

Under the terms of the lease agreement for office space at 810 Seventh Avenue, New York, NY, the Company is required to maintain a letter of credit in the amount of $0.9 million which will expire in February 2021 if not renewed by the Company. Under the terms of a sub-lease agreement for office space at 1633 Broadway, New York, NY, the Company is required to maintain a letter of credit in the amount of $0.1 million which will expire with the sublease in February 2021.